UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of the
                        Securities and Exchange Act of 1934



       Date of Report (Date of earliest event reported):  December 5, 2006


                            BOWL AMERICA INCORPORATED
               __________________________________________________
             (Exact name of Registrant as specified in its charter)


   MARYLAND                           1-7829                   54-0646173
(State or Other Jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation)                                             Identification No.)



           6446 Edsall Road, Alexandria, VA            22312
        (Address of Principal Executive Office)      (Zip Code)

      Registrant's telephone number, including area code: (703) 941-6300

                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
 ____________________________________________________________________________

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements

Cheryl A. Dragoo. On December 5, 2006, the Board of Directors of Bowl America, Inc. (the "Company") agreed to enter into a two-year extension of the employment agreement with Cheryl A. Dragoo, Controller, Chief Financial Officer and Assistant Treasurer of the Company. The new employment agreement will be effective January 1, 2007, and will expire on December 31, 2008, and will provide for a 4% annual increase in her salary, resulting in a salary of $145,600 during 2007 and $151,424 in 2008.

Irvin Clark. On December 5, 2006, the Board of Directors of the Company appointed Irvin Clark as Senior Vice President. He will continue his responsibilities as General Manager. In addition, the Board approved the entering into of an oral agreement with Mr. Clark providing for a one-year extension of his employment and a 4% increase in his annual salary to $187,200 for the year ending December 31, 2007.

Item 8.01.   Other Events

On December 4, 2006,Bowl America Incorporated reached agreement to exchange its Falls Church, Virginia, bowling center for a similarly sized bowling center to be constructed elsewhere in Falls Church by Atlantic Realty Companies Incorporated. Atlantic will raze the existing bowling center in order to redevelop the property.

The existing bowling center was opened in January 1960. The new facility will be patterned on Bowl America's recently opened center in Richmond, Virginia and will have two levels of indoor parking.

The transaction is contingent on a variety of local approvals. The exchange will only take place upon completion of the new center.

The Company expects that its net expenditures in connection with the transaction will be less than $1 million.


                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     BOWL AMERICA INCORPORATED



Date:  December 5, 2006
                                                    Leslie H. Goldberg
                                                    President